Exhibit 10.112

THE LVMH AGREEMENT

THIS AGREEMENT is dated 12 October 2004 and made

BETWEEN

INTER PARFUMS, S.A., a company incorporated under the laws of France, having its principal office at 4, rond point des Champs-Elysées, 75008 Paris, France ("IPSA"); and

INTER PARFUMS, INC. a company incorporated under the laws of the State of Delaware, having its principal office at 551 Fifth Avenue, New York, NY 10176-0198, USA ("IPInc"); and

BURBERRY LIMITED, a company incorporated under the laws of England having its registered office at 18/22 Haymarket London SW1Y 4DQ ("Burberry"); and

LV CAPITAL, USA, INC. a company incorporated under the laws of the State of Delaware ("LV Capital") Two Park Avenue, Suite 1830, New York, New York 10016, USA; and

PHILIPPE BENACIN of 31 Avenue Kleber 75016 Paris France; and

DANIEL PIETTE of 18, rue François 1er, 75008 Paris France; and

JEAN CAILLIAU of 18, rue François 1er, 75008 Paris France ; and

PHILIPPE SANTI of c/o Inter Parfums, S.A., 4-6 Rond Point de Champs-Elysees, 75008 Paris, France ; and

JEAN MADAR of 1 Rue de Mareshal Harispe 75007 Paris France.

In consideration for the payment by Burberry of the sum of ten (10) euros to each of the other parties to this Agreement, the parties to this Agreement hereby agree as follows:

1. Definitions

1.1 In this Agreement the following terms have the following meanings:

"Information"                 means any and all information (in any form) relating to the business or affairs of Burberry which is:

(A) confidential or secret; or

(B) information whose use or disclosure might detrimentally affect Burberry's business, goodwill or other legitimate interests which shall include but not be limited to any and all information concerning:

(1) proposed, possible or intended openings or acquisitions of Burberry retail outlets (including departments, concessions, sections or corners in a retail store);

(2) proposals or intentions for Burberry to begin supplying any products to any person, firm or company;

(3) Burberry's business plans, intentions or objectives;

(4) proposed, contemplated or actual changes of Burberry personnel and/or officers;

(5) product and/or geographic markets targeted or contemplated by Burberry;

(6) proposed or intended brand names of any Burberry product;

(7) product development by or on behalf of Burberry;

(8) the identity of any proposed or possible licensee of Burberry; and/or

(9) the trading performance of Burberry (other than in relation to Licensed Products)

but which shall not include:-

(i) Permitted Information; or

(ii) Information which can be demonstrated by IPSA to have been publicly available (i.e. in the public domain) as at the date of receipt by IPSA or to have become publicly available (i.e. entered the public domain) subsequently other than as a direct or indirect result of any infringement of the Licence Agreement or this Agreement;

"Control" means the power to direct the affairs of another, whether by contract, the ownership of shares, or otherwise; and "Controls" and "Controlled" shall be construed accordingly;

"Licence Agreement" means the Licence Agreement dated [ ] between Burberry, IPSA and IPInc;

"Licensed Products" means the licensed products as defined in the Licence Agreement;

"LVMH" means LVMH Moet Hennessy Louis Vuitton S.A., a French societe anonyme;

"LVMH Affiliate" means a corporation, entity or person which directly or indirectly Controls or is Controlled by or is under common Control with LVMH and/or LV Capital;

"LVMH Representatives" means those directors of IPInc from time to time who are Prohibited Persons or are nominated or appointed by, or who represent, LVMH, LV Capital and/or any LVMH Affiliate; the current LVMH Representative being Daniel Piette and Jean Cailliau;

"Permitted Information" means:

(A) any and all financial data relating to IPSA, including but not limited to all accounts; sales figures; net sales; quarterly accounts; annual accounts; cost of goods; development costs; marketing, promotion and advertising expenses of IPSA and IPSA's projections and forecasts;

(B) details of any allegations, claims or notices by or to Burberry from time to time (and at any time) of any breach of, default under, or cure of such breach or default under the Licence Agreement;

(C) details of any proposed modifications or amendments to the Licence Agreement from time to time (and at any time); and

(D) such other information as Burberry may from time to time at its absolute discretion agree in writing; and

"Prohibited Person" means each of:

(A) LV Capital;

(B) LVMH;

(C) any LVMH Affiliate;

(D) any person, firm or company who is at the relevant time employed by or a representative, advisor, agent, consultant or officer of LV Capital, LVMH and/or any LVMH Affiliate; and

(E) the LVMH Representatives.

2. Information

2.1 Without prejudice to clause 26 of the Licence Agreement, each of IPInc, IPSA, Philippe Benacin, Jean Madar and Philippe Santi shall:

(A) not directly or indirectly disclose (and shall ensure that no person, firm or company will directly or indirectly disclose) any Information to any Prohibited Person at any time;

(B) not use (and will not permit, authorise or enable any person, firm or company to use) any Information for any purpose other than the proper performance of the Licence Agreement by IPSA; and

(C) ensure that:

(1) all the directors of IPSA;

(2) all the directors of IPInc; and

(3) everyone working at or for IPSA or IPInc in relation to the Licensed Products and/or Burberry from time to time is aware of the obligations contained in this Paragraph 2.1 and shall comply with them at all times as if they were each individually a party to this Agreement,

provided that Information may be disclosed to any Prohibited Person if and to the extent required by any applicable legal or regulatory requirement, but only if IPSA or IPInc first notifies Burberry promptly of the nature and extent of (and reason for) the required disclosure and gives Burberry reasonable opportunity to object and/or to obtain an appropriate order or confidentiality agreement.

2.2 No LVMH Representative nor any other Prohibited Person shall, and each of IPInc, IPSA, Philippe Benacin, Jean Madar and Philippe Santi shall procure that no Prohibited Person shall:

(A) attend any meetings with Burberry (nor any of Burberry's employees, officers and/or agents) relating directly or indirectly to the Licence Agreement or any of the Licensed Products; nor

(B) attend any meetings or participate in discussions if and to the extent that they relate to the operation of the Licence Agreement,

without Burberry's prior Withitten consent; but either or both of the LVMH Representatives may attend any meeting and/or participate in any discussion to the extent that Permitted Information is discussed or disclosed, provided that no other issues concerning the operation of the Licence Agreement shall be discussed at that meeting in the presence (whether physical, audible or electronic) or with the participation of either or both of the LVMH Representatives.

2.3 IPSA, IPInc, Philippe Benacin and Jean Madar will ensure that:

(A) all issues concerning the proper day to day performance of the Licence Agreement by IPSA (including design, product development, marketing, promotion, advertising etc) will be dealt with by IPSA alone and (save for the disclosure and discussion of Permitted Information) without reference to IPInc;

(B) all issues relating to Burberry and/or the Licence Agreement which (subject to Paragraphs 2.1 and 2.3(A) above) are reported back or referred to IPInc by IPSA (except for Permitted Information) shall be handled exclusively by a committee of IPInc executives, which shall not include either of the LVMH Representatives or any other Prohibited Person; and

(C) no member of that committee shall report or disclose (or permit the disclosure of) any Information to any Prohibited Person.

2.4 Without prejudice to Paragraphs 2.1 to 2.3 above, if (despite those Paragraphs) any Information is disclosed to or obtained by either of the LVMH Representatives, neither of the LVMH Representatives shall disclose that information to any other Prohibited Person (including but not limited to the other LVMH Representatives), nor use it (nor permit it to be used) for any purpose other than the proper performance by IPInc and/or IPSA of its obligations under the Licence Agreement or any other purpose which is essential in order to perform the fiduciary duties of the LVMH Representatives as directors of IPInc.

2.5 Each of IPInc, IPSA, Philippe Benacin and each of the LVMH Representatives shall execute and deliver to Burberry within 30 days after the end of each calendar year a certificate of compliance substantially in the form set out in the schedule to this Agreement and it shall be a material breach of this Agreement if:

(A) any of them has not issued such a certificate within that time period and fails to do so within 30 days after Burberry has notified IPInc and IPSA in writing of that failure; and/or

(B) any such certificate is false or misleading in any material respect.

3. Board Representation on IPSA

3.1 IPInc, Philippe Benacin and Jean Madar shall ensure that:

(A) no Prohibited Person shall appoint or nominate or seek to appoint or nominate (directly or indirectly) any director or officer of IPSA; and

(B) no Prohibited Person, nor any employee, officer, agent or representative of any Prohibited Person, will become a director or officer of IPSA, unless they do so as part of a bona fide acquisition by IPSA of the business of an LVMH Affiliate and on completion of that acquisition the relevant person ceases to be an employee, officer, agent or representative of the LVMH Affiliate and becomes a full time officer or employee of IPSA.

provided that this Paragraph 3.1 shall not limit the performance by the LVMH Representatives of their fiduciary duties as directors of IPInc.

3.2 LV Capital shall not appoint or seek to appoint or nominate (directly or indirectly) any director or officer of IPSA; and

3.3 No LVMH Representative shall be appointed or serve as a director or officer of IPSA.

4. Notice

4.1 Any notice to be given under this Agreement shall be in writing and shall be deemed sufficiently given to the party to be served if it is:

(A) delivered by hand; or

(B) sent by courier provided the service used is such that sender receives a receipt indicating successful delivery,

to the following addresses:

Burberry: St. Albans House, 10 St. Albans Street, London SW1Y 4SQ, United Kingdom

IPSA: 4, rond point des Champs Elysees, 75008 Paris, France

IPInc: 551 Fifth Avenue, New York, NY 10176 USA.

Philippe Benacin/and or Philippe Santi: c/o IPSA at the address given above

Jean Madar/and or LVMH Representative: c/o IPInc at the address given above or to such other address(es) as may be notified from time to time in accordance with this Agreement.

5. General Provisions

5.1 The rights and remedies contained in this Agreement are cumulative and not exclusive of any other rights or remedies, whether provided by law, equity or otherwise.

5.2 This Agreement constitutes the entire agreement between the parties with respect to its subject matter and (other than the Licence Agreement) supersedes all prior agreements and understandings (both oral and written) between the parties with respect to the subject matter of this Agreement.

5.3 Nothing in this Agreement shall constitute or be deemed to constituted a partnership between the parties or to make one party the agent of another for any purposes.

5.4 Each party represents and warrants to the other parties that it has the full right, power and authority to enter into this Agreement and to perform all of its obligations under it.

5.5 No amendments to or modifications of any of the provisions of this Agreement shall be effective unless they are in writing and signed by the parties (if they are individuals or their duly authorised representatives (if they are companies).

5.6 No forbearance, indulgence or relaxation shown or granted by Burberry to any other party in enforcing any of the terms of this Agreement shall in any way affect, diminish, restrict, operate as or be deemed to be a waiver of any breach of any of those terms by any other party. No single or partial excuse of any right or remedy under this Agreement shall prevent any further exercise of the right to remedy or the exercise of any other right or remedy.

5.7 Each party shall bear its own costs in relation to the negotiation and preparation of this Agreement.

5.8 This Agreement shall be subject to and construed in accordance with English law. The English Courts shall (subject as mentioned below) have exclusive jurisdiction to determine any disputes which may arise out of, under, or in connection with this Agreement, provided that nothing contained in this Agreement shall prevent Burberry from obtaining any injunctive or other similar relief which may be available to it in the Courts of any other jurisdiction or state in any particular case and the other parties each submit to the jurisdiction of any such court. It is acknowledged that damages would not be an adequate remedy for a breach of this Agreement.

5.9 This Agreement may be executed in any number of counterparts, each of which when executed shall be an original, but all the counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF THE DULY AUTHORISED REPRESENTATIVES OF THE PARTIES HAVE EXECUTED THIS AGREEMENT ON THE DAY FIRST BEFORE WRITTEN.

SIGNED for and on behalf of
BURBERRY LIMITED by:
Signature:
Name:
Title:

SIGNED for and on behalf of
INTER PARFUMS, S.A. by:
Signature:
Name:
Title:

SIGNED for and on behalf of
INTER PARFUMS, INC. by:
Signature:
Name:
Title:

SIGNED for and on behalf of
LV CAPITAL, USA, INC by:
Signature:
Name:
Title:

SIGNED by JEAN MADAR
Signature:

SIGNED by PHILIPPE BENACIN
Signature:

SIGNED by PHILIPPE SANTI
Signature:

SIGNED by DANIEL PIETTE
Signature:

SIGNED by JEAN CAILLIAU
Signature:

SCHEDULE

Certificate of Compliance

To: Burberry Limited

18-22 The Haymarket
London SW1Y 4DQ

FAO: General Counsel

Dated [...] 20[...]

CERTIFICATE OF COMPLIANCE

1.I/We refer to the Confidentiality Agreement dated [...] 2004 between Burberry Ltd, Inter Parfums, S.A., Inter Parfums, Inc., Philippe Benacin, Jean Madar, Philippe Santi, Daniel Piette, Jean Cailliau and LV Capital, USA, Inc (the "Confidentiality Agreement").

2.I/We hereby certify and confirm to Burberry Limited that all the provisions of Paragraph 3 of the Confidentiality Agreement were complied with in full during the year.

3.I/We are fully aware of the consequences if this certificate is false or misleading in any material respect.

[For individuals]                                                                                       [For Inter Parfums S.A./Inc.]

Signed by:                                                                                                   Signed by:

Name:...................................................                                                     Name:...................................................

                                              Title:......................................................

Signature:..............................................                                                     Signature:..............................................

                                                                                                                            Duly authorised for and on behalf of

                                                                                                                            INTER PARFUMS SA/INC

in the presence of:

Name of witness:........................................
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Address of witness......................................
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Occupation of witness...................................
Signature of witness.......................................